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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 5, 2004

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                                MICROVISION, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                      0-21221                   91-1600822
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


                            19910 North Creek Parkway
                            Bothell, Washington 98011
               (Address of Principal Executive Office) (Zip Code)


       Registrant's telephone number, including area code: (425) 415-6847

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     c) Exhibits.

        99.1 Microvision, Inc. Press Release Announcing Financial Results for the Quarter Ended March 31, 2004.


Item 9. Information Furnished Under Item 12 (Results of Operations and Financial Condition).

     The information contained in this Item 9 of this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216; 34-47583 (March 27,
2003).

     The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

     On May 5, 2004, Microvision, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2004. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    MICROVISION, INC.


                                                    By: /s/ Richard F. Rutkowski
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                                                         Richard F. Rutkowski
                                                         Chief Executive Officer

Date:  May 5, 2004

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                                  EXHIBIT INDEX

Exhibit No.    Description

99.1 Microvision, Inc. Press Release Announcing Financial Results for the Quarter Ended March 31, 2004.
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